Exhibit 1.1

NUSTAR ENERGY L.P.
Common Units Representing Limited Partner Interests
UNDERWRITING AGREEMENT

August 8, 2023

Barclays Capital Inc.
Citigroup Global Markets Inc.

As Representatives of the several
Underwriters named in Schedule I attached hereto

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:

NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”), for whom Barclays Capital Inc. and Citigroup Global Markets Inc. are acting as representatives (the “Representatives”), an aggregate of 13,000,000 (the “Firm Units”) of its common units representing limited partner interests (the “Common Units”) of the Partnership. In addition, the Partnership proposes to grant to the Underwriters the option to purchase from the Partnership up to an additional 1,950,000 Common Units (the “Option Units”). The Firm Units and the Option Units are hereinafter collectively referred to as the “Offered Units.” The Offered Units are described in the Prospectus which is referred to below.

This is to confirm the agreement among the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), NuStar GP, LLC, a Delaware limited liability company and the general partner of the General Partner (“NuStar GP”), and the Underwriters concerning the purchase of the Offered Units from the Partnership by the Underwriters.  The Partnership, the General Partner and NuStar GP are collectively referred to herein as the “Partnership Parties.”

The Partnership has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Rules and Regulations”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-264947) including a prospectus, which registration statement incorporates by reference documents that the Partnership has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Securities Act.  Such registration statement, as so amended, has become effective under the Securities Act.

The Partnership Parties wish to confirm as follows their agreement with you in connection with the purchase of the Offered Units from the Partnership by the Underwriters.

1.
Representations, Warranties and Agreements of the Partnership Parties.  Each of the Partnership Parties represents, warrants and agrees with the Underwriters that:

(a)
Registration; Definitions; No Stop Order.  A registration statement (Registration No. 333-264947) on Form S-3 relating to the Offered Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act and the Rules and Regulations; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered or otherwise made available by the Partnership to you as the Representatives.  As used in this agreement (this “Agreement”):

(i)
“Applicable Time” means 6:45 p.m. (New York City time) on the date of this Agreement;

(ii)
“Effective Date” means any date as of which any part of such registration statement relating to the Offered Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii)
“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Offered Units;

(iv)
“Preliminary Prospectus” means any preliminary prospectus relating to the Offered Units, including any preliminary prospectus supplement thereto relating to the Offered Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any documents incorporated or deemed to be incorporated by reference therein;

(v)
“Pricing Disclosure Package” means the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus set forth on Schedule II hereto and the information set forth on Schedule III hereto;

(vi)
“Prospectus” means the final prospectus relating to the Offered Units, including any prospectus supplement thereto relating to the Offered Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any documents incorporated or deemed to be incorporated by reference therein; and

(vii)
“Registration Statement” means, collectively, the various parts of such registration statement, including any documents incorporated or deemed to be incorporated by reference therein, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement and any information deemed to be part of the registration statement at such Effective Date pursuant to Rule 430B of the Rules and Regulations.

(viii)
Any reference to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, prior to the Applicable Time.

Any reference to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act and the Rules and Regulations.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus filed pursuant to Rule 424(b) on or prior to the date hereof.  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act, after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units, any reports of the Partnership filed (but not furnished) with the Commission pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act after the Effective Date that are incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Partnership Parties (as defined herein), threatened by the Commission.  The Commission has not notified the Partnership of any objection to the use of the Registration Statement.

(b)
Partnership Status as “Well-Known Seasoned Issuer.” The Partnership has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Offered Units, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 3).

(c)
Registration Statement and Prospectus Conform to the Requirements of the Securities Act.  The Registration Statement conformed when filed and on the most recent Effective Date and will conform on each Delivery Date, in all material respects, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on each Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)
No Material Misstatements or Omissions in Registration Statement.  As of each Effective Date and on each Delivery Date, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 7(e).

(e)
No Material Misstatements or Omissions in Prospectus.  The Prospectus will not, as of its date and on each Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 7(e).

(f)
No Material Misstatements or Omissions in Pricing Disclosure Package.  The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 7(e).

(g)
No Material Misstatements or Omissions in Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus (including, without limitation, any road show that constitutes a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 7(e).  Each Issuer Free Writing Prospectus did not conflict with the information then contained in the Registration Statement.

(h)
Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied, and will comply, with all prospectus delivery requirements and any filing and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Partnership has not made any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representatives.  The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.  The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Offered Units will not be required to be filed pursuant to the Rules and Regulations.

(i)
Proceedings Under the Securities Act.  The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act and the Partnership is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Offered Units.

(j)
Formation and Qualification.  Each of the Partnership Parties and the Partnership’s “significant subsidiaries,” as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act (each a “Principal Subsidiary,” and collectively, the “Principal Subsidiaries”), has been duly organized and is validly existing and in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, and except where the failure of the Partnership Parties and the Principal Subsidiaries to be so duly organized would not, in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, results of operations, unitholders’ or stockholders’ equity, properties, business or prospects of the Partnership and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (a “Material Adverse Effect”); and each of the Partnership Parties and the subsidiaries of the Partnership has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(k)
Ownership of NuStar GP by NuStar Holdings.  NuStar GP Holdings, LLC, a Delaware limited liability company (“NuStar Holdings”), is the sole member of NuStar GP and owns 100% of the issued and outstanding membership interests in NuStar GP; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of NuStar GP (the “NuStar GP LLC Agreement”), and are fully paid (to the extent required under the NuStar GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and NuStar Holdings owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (collectively, “Liens”).

(l)
Ownership of the General Partner Interest in the General Partner.  NuStar GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of the General Partner (the “GP Partnership Agreement”); and NuStar GP owns such general partner interest free and clear of all Liens.

(m)
Ownership of the Limited Partner Interests in the General Partner. NuStar Holdings is the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and NuStar Holdings owns such limited partner interest free and clear of all Liens.

(n)
Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Eighth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens.

(o)
Ownership of the Principal Subsidiaries.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Partnership owns directly or indirectly 100% of the outstanding capital stock, membership interests, partnership interests or other equity interests, as the case may be, in each of the Principal Subsidiaries; such stock, membership interests, partnership interests or other equity interests have been duly authorized and validly issued in accordance with the applicable certificate of incorporation and bylaws, certificate of formation and limited liability company agreement, certificate of limited partnership and partnership agreement or other organizational documents of each applicable Principal Subsidiary, as the case may be (collectively, the “Principal Subsidiaries Operative Documents” and, as to each individual Principal Subsidiary, the “Principal Subsidiary Operative Document”), except where the failure of such stock, membership interests, partnership interests or other equity interests to be so duly authorized and validly issued would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except in the case of the general partner interests, are fully paid (to the extent required under the applicable Principal Subsidiary Operative Document) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act or Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, as the case may be); and the Partnership and the direct owner, if applicable, owns all such stock, membership interests, partnership interests or other equity interests, as the case may be, free and clear of all Liens.

(p)
Capitalization.  As of July 31, 2023, the issued and outstanding limited partner interests of the Partnership consist of 110,907,171 Common Units, 9,060,000 Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”), 15,400,000 Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series B Preferred Units”), 6,900,000 Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series C Preferred Units”) and 8,286,650 Series D Cumulative Convertible Preferred Units (the “Series D Preferred Units”, and together with the Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units, the “Preferred Units”).  All outstanding Common Units, Series A Preferred Units, Series B Preferred Units, Series C Preferred Units and Series D Preferred Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus).

(q)
Valid Issuance of Offered Units. At each Delivery Date, the Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby will be duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus).

(r)
No Preemptive Rights, Registration Rights or Options.  Except as identified in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Parties, or (ii) outstanding options or warrants to purchase any securities of the Partnership Parties, in each case other than with respect to awards granted pursuant to an equity incentive plan approved by the board of directors of NuStar GP or a committee thereof.  Neither the filing of the Registration Statement nor the offering or sale of the Offered Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units, Preferred Units or other securities of the Partnership Parties.

(s)
Authority and Authorization.  At each Delivery Date, all partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Parties or any of their respective unitholders, members or partners for the authorization, issuance, sale and delivery of the Offered Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(t)
Authorization, Execution and Delivery of this Agreement.  This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties party hereto.

(u)
Authorization, Execution, Delivery and Enforceability of Certain Agreements.  The organizational documents of each of the Partnership Parties and each of the Principal Subsidiaries (collectively, the “Organizational Documents”) have been duly authorized, executed and delivered by or on behalf of the Partnership Parties and the Principal Subsidiaries, as applicable, and, assuming the due authorization, valid execution and delivery by the other parties thereto (other than the Partnership Parties and the Partnership’s subsidiaries), each will be a valid and legally binding agreement of the Partnership Parties and the Principal Subsidiaries, as applicable, enforceable against such parties in accordance with its terms; provided that, with respect to each agreement described in this Section 1(u), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(v)
No Conflicts.  None of the offering and sale by the Partnership of the Offered Units, the execution, delivery and performance of this Agreement by the Partnership Parties that are parties thereto or the consummation of any other transactions contemplated by this Agreement (i) conflicts with or will conflict with, or constitutes or will constitute a violation of, the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, the charter or bylaws, or any other organizational documents of any of the Partnership Parties or Principal Subsidiaries, (ii) conflicts with or will conflict with, or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Parties or Principal Subsidiaries is a party or by which any of them are bound or to which any of their respective properties is subject, (iii) violates or will violate any statute, law, rule or regulation, or any judgment, order or decrees of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Partnership Parties or Principal Subsidiaries or any of their properties or assets, or (iv) will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Parties or Principal Subsidiaries, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations, defaults or Liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to perform their respective obligations under this Agreement or consummate the transactions contemplated hereby and by the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(w)
No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body is required in connection with the offering and sale by the Partnership of the Offered Units, the execution, delivery and performance of this Agreement by the Partnership Parties or the consummation of any other transactions contemplated by this Agreement, except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws in connection with the purchase and distribution of the Offered Units by the Underwriters, (ii) such consents that have been, or prior to the Initial Delivery Date will be, obtained, (iii) such consents that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to perform their respective obligations under this Agreement or consummate the transactions contemplated hereby and by the Pricing Disclosure Package and the Prospectus or (iv) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(x)
No Defaults.  None of the Partnership Parties or the Principal Subsidiaries is in (i) violation of its agreement of limited partnership, limited liability company agreement, certificate of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (ii) breach or default (or an event which, with notice or lapse of time or both, would constitute such an event) in the performance of any term, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties is subject, which breach, default or violation, individually or in the aggregate, has had, or would, if continued, reasonably be expected to have, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to perform their respective obligations under this Agreement.

(y)
Conformity to Description in the Pricing Disclosure Package and the Prospectus.  The Offered Units, when issued and delivered against payment therefor, as provided herein, will conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(z)
No Integration.  None of the Partnership Parties has sold or issued any securities that would be integrated with the offering of the Offered Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(aa)
No Material Adverse Change.  Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Partnership and its subsidiaries, on a consolidated basis, have not sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of the Partnership and its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the financial condition, results of operations, unitholders’ or stockholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Prospectus, the Partnership and its subsidiaries, on a consolidated basis, have not incurred any liability or obligation, direct, indirect or contingent, or entered into any transactions not in the ordinary course of business, that, individually or in the aggregate, is material to the Partnership and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus.

(bb)
Conduct of Business.  Except as disclosed in the Pricing Disclosure Package and the Prospectus, since the date as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Partnership Parties or the subsidiaries of the Partnership have (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared, paid or made any dividend or distribution on any class of security, except in the ordinary course consistent with past practice.

(cc)
Financial Statements.  The historical financial statements (including the related notes) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates and for the respective periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except to the extent disclosed therein.  The summary historical and financial data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) under the captions “Capitalization,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” are accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which such data has been derived.  No other financial statements or schedules of the Partnership are required by the Securities Act or the Exchange Act to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(dd)
Statistical and Market-Related Data.  The financial, statistical and market-related data included under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Properties” (or comparable wording) in the Registration Statement, the Pricing Disclosure Package and the Prospectus and the consolidated financial statements of the Partnership included in the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(ee)
Independent Registered Public Accounting Firm.  KPMG LLP, who has audited certain financial statements of the Partnership and its consolidated subsidiaries, whose reports are incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and was an independent registered public accounting firm as required by the Securities Act, the Rules and Regulations and the PCAOB during the periods covered by the financial statements on which they reported incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ff)
Title to Properties.  Each of the Partnership Parties and the subsidiaries of the Partnership has good and indefeasible title to all real property and good and marketable title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects, except (i) such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described, and subject to the limitations contained, in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (iii) such as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all real property and buildings held under lease or license by the Partnership Parties and the subsidiaries of the Partnership are held by them under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are expected to be used in the future as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  For purposes of this Agreement, the phrase “good and indefeasible title” to all real property shall mean, with respect to any real property interest, and subject to the terms, conditions and provisions contained in the realty deeds and leases creating such real property interest, that the ownership, rights, possession and title in the jurisdiction and locale where the real property interest is located, is in each case legally sufficient in all material respects to conduct the business and operations of the Partnership Parties and the subsidiaries of the Partnership as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as such business and operations relate to the location of such real property interest, and is free and clear of all Liens excepting (in each case) permitted encumbrances, such title defects, and imperfections, limitations, correlative rights, or appurtenant rights or obligations contained in, arising from or created by the instrument under which any of the Partnership Parties and the subsidiaries of the Partnership hold title to such real property interest or contained in its chain of title thereto, which do not materially and adversely affect current or intended use or operation of the subject real property interest or which are capable of being routinely addressed, cured, avoided or assumed in the ordinary course of business and land management of the Partnership Parties and the subsidiaries of the Partnership.

(gg)
Rights-of Way.  Each of the Partnership Parties and the subsidiaries of the Partnership will have such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct their business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for such rights-of-way which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Parties and the subsidiaries of the Partnership has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Parties and the subsidiaries of the Partnership considered as a whole.

(hh)
Insurance.  The Partnership Parties and the subsidiaries of the Partnership maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated.  None of the Partnership Parties and the subsidiaries of the Partnership has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force.

(ii)
Investment Company.  None of the Partnership Parties nor the subsidiaries of the Partnership is, and as of each Delivery Date and, immediately after giving effect to the offer and sale of the Offered Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.

(jj)
Litigation.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Parties and the subsidiaries of the Partnership is a party or of which any property or assets of any of the Partnership Parties and the subsidiaries of the Partnership are subject that, individually or in the aggregate, (i) has had, or would reasonably be expected to have, a Material Adverse Effect or (ii) could reasonably be expected to materially impair the ability of any of the Partnership Parties to perform their respective obligations under this Agreement or consummate the transactions contemplated hereby and by the Pricing Disclosure Package and the Prospectus, and, to the Partnership’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(kk)
Legal Proceedings or Contracts to be Described or Filed.  There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required; and the statements made in the Pricing Disclosure Package and the Prospectus under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business and Properties” and “Legal Proceedings” (or comparable wording), insofar as such statements purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(ll)
Certain Relationships and Related Transactions.  No relationship, direct or indirect, exists between or among the Partnership Parties and the subsidiaries of the Partnership, on the one hand, and the directors, officers, equityholders, customers or suppliers of any of the Partnership Parties, on the other hand, that is required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that is not so described.

(mm)
No Labor Dispute.  No labor dispute by the employees that are engaged in the business of any of the Partnership Parties and the subsidiaries of the Partnership exists or, to the knowledge of the Partnership, is imminent that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect.

(nn)
ERISA.  (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which any of the Partnership Parties or the subsidiaries of the Partnership or any member of the “Controlled Group” (defined as any organization which is a member of a controlled group of trades or businesses (whether or not incorporated) within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any of the Partnership Parties or the subsidiaries of the Partnership would have any liability (each a “Plan”) has been maintained and operated in all material respects in compliance with its terms and all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA: (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA and for which the 30-day reporting requirement has not been waived) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined on an ongoing basis based on those assumptions used to fund such Plan) and (d) none of the Partnership Parties or the subsidiaries of the Partnership or any member of the Controlled Group of any of the Partnership Parties or the subsidiaries of the Partnership has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the United States Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of any such Plan (including any “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA), in each case that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect; and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code and that is an individually designed plan has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(oo)
Tax Returns.  Each of the Partnership Parties and the subsidiaries of the Partnership has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to any of the Partnership Parties or the subsidiaries of the Partnership, nor do any of the Partnership Parties have any knowledge of any tax deficiencies that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect and except for taxes that are being contested in good faith by appropriate proceedings and for which the Partnership Parties or the subsidiaries of the Partnership have set aside on its books adequate reserves.

(pp)
Books and Records; Accounting Controls.  Each of the Partnership Parties and the subsidiaries of the Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(qq)
Disclosure Controls and Procedures.  (i) The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the Exchange Act is accumulated and communicated to management of the Partnership, including its respective principal executive officers and principal financial officers, as appropriate, to allow such officers to make timely decisions regarding required disclosure, and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(rr)
No Deficiency in Internal Controls.  None of the Partnership Parties is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are likely to adversely affect the Partnership’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s internal controls over financial reporting.

(ss)
No Changes in Internal Controls.  Since the date of the most recent evaluation of the disclosure controls and procedures described in Section 1(rr), there have been no significant changes in the Partnership’s internal controls that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.

(tt)
Sarbanes-Oxley Act of 2002.  There is and has been no failure on the part of NuStar GP or any of NuStar GP’s directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(uu)
Permits.  Each of the Partnership Parties and the subsidiaries of the Partnership has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its businesses in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Parties has fulfilled and performed all its material obligations with respect to the Permits which are due to have been fulfilled and performed by such date, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other impairment of the rights of the holder of any such Permits, except for any of the foregoing that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Permits contain any restriction that is materially burdensome to the Partnership Parties and the subsidiaries of the Partnership considered as a whole.

(vv)
Environmental Compliance.  Each of the Partnership Parties and the subsidiaries of the Partnership (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of such entity under applicable Environmental Laws to conduct its businesses, (iii) is in compliance with all terms and conditions of any such permits, licenses or approvals and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or approvals, failure to comply with the terms and conditions of such permits, licenses or approvals or liability in connection with such releases would not, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect.  The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(ww)
No Restrictions on Distributions.  None of the Principal Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends or other distributions, as applicable, to the Partnership, from repaying to the Partnership any loans or advances to such Principal Subsidiary from the Partnership or from transferring any of such Principal Subsidiary’s property or assets to the Partnership or any Principal Subsidiary of the Partnership, except as described in or contemplated by (A) the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) the organizational documents of the Principal Subsidiaries.

(xx)
No Distribution of Other Offering Materials.  None of the Partnership Parties has distributed or will distribute any offering material in connection with the offering and sale of the Offered Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or 4(a)(vi) or as set forth on Schedule II, and any other materials, if any, permitted by the Securities Act, including Rule 134 promulgated thereunder.

(yy)
Market Stabilization.  The Partnership has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Offered Units.

(zz)
Fees.  Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Partnership any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(aaa)
Money Laundering.  The operations of the Partnership Parties and the subsidiaries of the Partnership are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements and the money laundering statutes of jurisdictions where the Partnership Parties and the subsidiaries of the Partnership conduct business and rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Parties or any of the subsidiaries of the Partnership with respect to the Money Laundering Laws is pending or, to the best knowledge of the Partnership, threatened.

(bbb)
FCPA.  None of the Partnership Parties or any subsidiary of the Partnership, nor any director or officer, nor to the knowledge of the Partnership, any agent, employee or affiliate of any of the Partnership Parties or any subsidiary of the Partnership is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of (i) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; (ii) the Bribery Act 2010 of the United Kingdom; or (iii) any similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Partnership Parties and the subsidiaries of the Partnership have conducted their businesses in compliance with applicable anti-corruption laws to which they may be subject; and the Partnership Parties, the subsidiaries of the Partnership and, to the knowledge of the Partnership, their affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ccc)
OFAC.  None of the Partnership Parties or any subsidiary of the Partnership, nor any director or officer, nor to the knowledge of the Partnership, any agent, employee or affiliate of any Partnership Parties or any subsidiary of the Partnership, is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the Bureau of Industry and Security of the U.S. Department of Commerce or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of sector-based or comprehensive  Sanctions (currently, Cuba, Iran, North Korea, Syria, Russia, Venezuela, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the non-government controlled areas of the Kherson and the Zaporizhzhia regions of Ukraine, each, a “Sanctioned Jurisdiction”), and the Partnership will not directly or indirectly use the proceeds of the offering of the Common Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (A) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (B) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Partnership nor any of its subsidiaries is engaged in, or has, at any time in the past five years, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; and the Partnership and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions.

(ddd)
Inline XBRL.  The interactive data in inline eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(eee)
Cybersecurity.  To the knowledge of the Partnership Parties, (i) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Partnership or any of its subsidiary’s information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Partnership or any of its subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (ii) none of the Partnership or any of its subsidiaries has been notified of, and to the knowledge of the Partnership Parties, there has been no event or condition that would be reasonably expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to any of the Partnership’s or any of its subsidiary’s respective IT Systems and Data; (iii) each of the Partnership and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their respective IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards; and (iv) the Partnership and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except, with respect to clauses (i) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(fff)
Testing-the-Waters Communications.  Each of the Partnership Parties (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone to engage in Testing-the-Waters Communications. None of the Partnership Parties have distributed any Written Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 163B of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 of the Securities Act.

Any certificate signed by any officer on behalf of any of the Partnership Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by such Partnership Party as to matters covered thereby, to each Underwriter.

2.
Purchase of the Offered Units by the Underwriters.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to issue and sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule I hereto.

In addition, the Partnership hereby grants to the Underwriters an option to purchase up to 1,950,000 Option Units. Such option is exercisable in the event that the Underwriters sell more Offered Units than the number of Firm Units in the offering and as set forth in Section 3. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Offered Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $14.905 per Offered Unit.

The Partnership shall not be obligated to deliver any of the Firm Units or the Option Units to be delivered on the applicable Delivery Date except upon payment for all such Offered Units to be purchased on such Delivery Date as provided herein.

3.
Delivery of and Payment for the Offered Units.  Delivery of and payment for the Firm Units shall be made at 9:00 a.m., New York City time, on August 11, 2023 or at such other date or place as shall be determined by agreement between the Representatives and the Partnership (such date and time are sometimes referred to as the “Initial Delivery Date”).  Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Partnership shall deliver the Firm Units through the facilities of the Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

The option granted in Section 2 will expire at 5:00 p.m., New York City time, on the 30th day after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date, and if the option is exercised after the Initial Delivery Date, not earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Units are delivered is sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. On the Option Unit Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the account specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Option Units through the facilities of Depository Trust Company unless the Representatives shall otherwise instruct.

The documents required to be delivered by Section 6 shall be delivered at the offices of Sidley Austin LLP, counsel for the Partnership Parties, at 1000 Louisiana Street, Suite 5900, Houston, Texas 77002, or electronically if agreed to by the parties, on each such date as provided in this Agreement.

The Partnership is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Offered Units as soon after this Agreement has become effective as in the Representatives’ judgment is advisable.  The Partnership is further advised by the Representatives that the Offered Units are to be offered to the public on the terms set forth in the Prospectus.

4.
Further Agreements of the Partnership Parties.

(a)
Each of the Partnership Parties, jointly and severally, agrees:

(i)
Preparation of Prospectus and Registration Statement.  To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish or make available to the Representatives copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by each of the Partnership Parties with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Offered Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)
Payment of Filing Fees.  To pay the applicable Commission filing fees relating to the Offered Units within the time required by Rule 456(b)(1) without regard to the proviso therein;

(iii)
Signed Copies of Registration Statement.  To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iv)
Copies of Documents to Underwriters.  To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:  (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per unit earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Offered Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(v)
Filing of Amendment or Supplement.  To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership or, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units, the Representatives, be required by the Securities Act or requested by the Commission; prior to filing with the Commission any amendment or supplement to the Registration Statement or to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units and not to file any such amendment, supplement or document to which the Representatives reasonably object unless the Partnership is required by law to make such filing; and to furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request, use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable and, in any such case, to promptly notify the Representatives of such filings and effectiveness;

(vi)
Issuer Free Writing Prospectus.  Not to make any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives (provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule II hereto); to retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(vii)
Reports to Security Holders.  As soon as practicable the Partnership shall make generally available to its security holders and to the Representatives an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations;

(viii)
Qualifications.  Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Offered Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(ix)
Lock-Up Period; Lock-Up Agreements.  For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), (A) not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than the Offered Units and Common Units issued pursuant to benefit plans, option plans or other compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or any securities convertible, exercisable or exchangeable into Common Units, Preferred Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives on behalf of the Underwriters; provided, however, that the foregoing shall not apply to (i) the grant, issuance and sale of Common Units, phantom units, restricted units, performance units and options by the Partnership to employees and directors of NuStar GP under (x) the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, amended and restated as of January 28, 2016, as amended by the First Amendment to the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, dated as of February 7, 2018 (as amended, the “2000 Long-Term Incentive Plan”) or (y) the Amended and Restated NuStar Energy L.P. 2019 Long-Term Incentive Plan, amended and restated as of April 27, 2023 (the “2019 Long-Term Incentive Plan” and, together with the 2000 Long-Term Incentive Plan, the “Long-Term Incentive Plans”), (ii) sales of Common Units to the Partnership to satisfy tax withholding obligations under the Long-Term Incentive Plans (provided that any report filed under Section 16 of the Exchange Act in connection with such transaction shall indicate that the disposition was the result of tax withholding), or (iii) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Units, provided that such plan does not provide for the transfer of Common Units during the Lock-Up Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be voluntarily made by or on behalf of the undersigned or the Partnership and to the extent any such announcement or filing is required to be made, such announcement or filing shall include a statement to the effect that no transfer of Common Units may be made during the Lock-Up Period in contravention of the Lock-Up Agreement (as defined below); and (B) to cause each officer, director and affiliate of NuStar GP set forth on Schedule IV hereto to furnish to the Representative, on or before the date of this Agreement, a letter or letters, substantially in the form of Exhibit B hereto (the “Lock-Up Agreements”); and

(x)
Use of Proceeds.  To apply the net proceeds from the sale of the Offered Units being sold by the Partnership as set forth in the Pricing Disclosure Package and the Prospectus.

(b)
Use of “Issuer Information” in “Free Writing Prospectus.” Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii)  “issuer information,” as used in this Section 4, shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

5.
Expenses.  The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that it will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Offered Units and the performance of the Partnership Parties’ obligations hereunder, including the fees of the Partnership Parties’ counsel and accountants, and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Offered Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Units, including any stamp or transfer taxes in connection with the sale of the Offered Units; (e) services provided by the transfer agent or registrar; (f) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Units; (g) any review by Financial Industry Regulatory Authority of the terms of sale of the Offered Units (including related fees and expenses of counsel to the Underwriters); (h) the listing of the Offered Units on the New York Stock Exchange (the “NYSE”) or any other exchange; (i) any transfer fees or taxes relating to the transfer of the Offered Units to the Underwriters; (j) the qualification of the Offered Units under the securities laws of the several jurisdictions as provided in Section 4(a)(viii); (k) the investor presentations on any “road show” undertaken in connection with the marketing of the Offered Units, including, without limitation, expenses associated with any electronic road show and travel and lodging expenses of the Representatives and officers of the Partnership; and (l) all other costs and expenses incident to the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Units that they may sell and the expenses of advertising any offering of the Offered Units made by the Underwriters.

6.
Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder to purchase the Firm Units and the Option Units, as the case may be, are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the accuracy of the statements of the Partnership Parties and the officers of NuStar GP on behalf of the Partnership, made in any certificates delivered pursuant hereto, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)
The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a)(i); no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Partnership of any objection to use of the Registration Statement.

(b)
No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)
All partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)
Sidley Austin LLP shall have furnished to the Representatives its written opinion, as counsel to the Partnership Parties, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-1.

(e)
Amy L. Perry, Executive Vice President—Strategic Development and General Counsel of NuStar GP, shall have furnished to the Representatives a written opinion addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-2.

(f)
The Representatives shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Offered Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)
At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a letter or letters, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than two business days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)
With respect to the letters of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountant, addressed to the Underwriters and dated such Delivery Date (i) confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than two business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)
The Partnership shall have furnished to the Representatives a certificate, dated such Delivery Date, signed on behalf of the Partnership by (1) either the President and Chief Executive Officer or the Executive Vice President—Strategic Development and General Counsel, in each case of NuStar GP and (2) either the Executive Vice President and Chief Financial Officer or the Senior Vice President and Controller, in each case of NuStar GP, stating that:

(i)
The representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, other than those representations, warranties and agreements made as of a specific date, which were true and correct as of such date; and that each of the Partnership Parties has complied with all of its respective agreements contained herein and satisfied all of the respective conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)
No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the Registration Statement or any post-effective amendment thereto; and

(iii)
They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and nothing has come to their attention that would lead them to believe that, (A) (1) the Registration Statement, as of the most recent Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did or do contain any untrue statement of a material fact and did or do omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading or (B) since the date of the most recent financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, an event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(j)
Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) none of the Partnership Parties or the subsidiaries of the Partnership shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of any of the Partnership Parties and the subsidiaries of the Partnership or any change, or any development involving a prospective change, in or affecting the financial condition, results of operations, equity, properties, management, business or prospects of the Partnership and the subsidiaries of the Partnership, taken as a whole, whether or not arising from transactions in the ordinary course of business, the effect of which, in the case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(k)
No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Delivery Date, prevent the issuance or sale of the Offered Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Delivery Date which would prevent the issuance or sale of the Offered Units.

(l)
Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the NYSE, the Nasdaq Stock Market or the NYSE American LLC or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities or any other calamity or crisis after the date hereof, the effect of which on the financial markets in the United States shall be such, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)
The Offered Units shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

(n)
The Lock-Up Agreements between the Representatives and the officers, directors and affiliate of NuStar GP set forth on Schedule IV delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(o)
The Partnership shall have furnished to the Underwriters such further information, certificates and documents as the Representatives may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.          Indemnification and Contribution.

(a)
Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any affiliates (as defined in Rule 405) of any Underwriter who have, or who are alleged to have, participated in the distribution of the Offered Units as underwriters, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Units), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter or (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no Partnership Party shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or in any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 7(e).  The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee, agent or controlling person of that Underwriter.

(b)          Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Partnership Parties, their respective directors, managers, officers and employees, and each person, if any, who controls any of the Partnership Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 7(e).  The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to any of the Partnership Parties or any such director, manager, officer, employee or controlling person.

(c)          Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 7(a) or 7(b) except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 7(a) or 7(b).  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against any of the Partnership Parties under this Section 7 if (i) the Partnership Parties and the Underwriters shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees, agents or controlling persons, on the one hand, and the Partnership Parties, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties.  No indemnifying party shall (i) without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)          If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other hand, from the sale of the Offered Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other hand, with respect to such sale shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Offered Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

(e)          The Underwriters severally confirm and each of the Partnership Parties acknowledges and agrees that the statements regarding delivery of Offered Units by the Underwriters set forth on the cover page of, the sentence related to concession and reallowance figures appearing under the caption “Underwriting” and the statements relating to stabilization, short positions and penalty bids by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any road show.

8.
Defaulting Underwriters.  If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Offered Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Units on such Delivery Date if the total number of Offered Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of Offered Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Offered Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Units to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Offered Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, and arrangements satisfactory to the Representatives and the Partnership for the purchase of such Offered Units are not made within 36 hours after such default, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Parties, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 8, purchases Offered Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Offered Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

9.
Termination.  The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 6(j), 6(k), 6(l) or 6(m) shall have occurred or if the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement.

10.
Reimbursement of Underwriters’ Expenses.  If (a) the Partnership shall fail to tender the Offered Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any Partnership Party to perform any agreement on their part to be performed, or because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Units, and upon demand the Partnership shall pay the full amount thereof to the Representatives.  If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

11.
Research Analyst Independence.  The Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations or publish research reports with respect to the Partnership and/or the offering of the Offered Units that differ from the views of their respective investment banking divisions.  The Partnership hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriters’ investment banking divisions.  The Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

12.
No Fiduciary Duty.  The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Offered Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Offered Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties.  The Partnership Parties hereby waive any claims that the Partnership Parties may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of the Offered Units.

13.
Recognition of the U.S. Special Resolution Regimes.

(a)
In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)
In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of the Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)
For the purposes of this Section 13: (i) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. Sec. 1841(k); (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Sec. 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. Sec.Sec. 252.81, 47.2 or 382.1, as applicable; (iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.
Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)
if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to (i) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attn: Syndicate Registration, Facsimile No.: (646) 834-8133 or (ii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (Fax: (646) 291-1469); and

(b)
if to any of the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to NuStar Energy L.P., 19003 IH-10 West, San Antonio, Texas 78257, Attention: Amy L. Perry, Executive Vice President—Strategic Development and General Counsel (Fax: (210) 918-5469).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

15.
Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, agents and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 7(b) shall be deemed to be for the benefit of the directors and managers of the Partnership Parties, the officers of the Partnership Parties who have signed the Registration Statement and any person controlling the Partnership Parties within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.
Survival.  The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.
Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

18.
PATRIOT Act Disclosure.  In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

19.
Governing Law.  This Agreement and any claim, controversy or dispute arising under or otherwise related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.
Waiver of Jury Trial.  The Partnership Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.
Venue.  Each of the Partnership Parties hereby irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any court within the Borough of Manhattan of New York City and (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding.

22.
Entire Agreement.  This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Offered Units, represents the entire agreement among the Partnership Parties and the Underwriters with respect to the preparation of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, the conduct of the offering and the purchase and sale of the Offered Units.

23.
Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any instruments, agreements, certificates, legal opinions, negative assurance letters or other documents entered into or delivered pursuant to or in connection with this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

24.
Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P., its
general partner

By:	NUSTAR GP, LLC, its
general partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief
Financial Officer

RIVERWALK LOGISTICS, L.P.

By:	NUSTAR GP, LLC,
its general partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief
Financial Officer

NUSTAR GP, LLC

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Underwriting Agreement

Accepted:

BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.

For themselves and as Representatives of the
several Underwriters named in Schedule I hereto

BARCLAYS CAPITAL INC.

By:	/s/ Amit Chandra
Name:	Amit Chandra
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Scott Wexlet
Name:	Scott Wexler
Title:	Managing Director

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriters	Firm Units
Barclays Capital Inc.	6,134,832
Citigroup Global Markets Inc.	6,134,832
Scotia Capital (USA) Inc.	730,336
Total	13,000,000

Schedule I

SCHEDULE II

Issuer Free Writing Prospectuses Included in Pricing Disclosure Package

None.
Schedule II

SCHEDULE III

Additional Information in Pricing Disclosure Package

Number of Units: 13,000,000 (14,950,000 if the Underwriters’ option to purchase additional Common Units is exercised in full)

Price to the Partnership for the Units: $14.905
Schedule III

SCHEDULE IV

PERSONS DELIVERING LOCK-UP AGREEMENTS

Bradley C. Barron
Tom Shoaf
Mary Rose Brown
Amy L. Perry
Danny Oliver
Jorge del Alamo
Dan Bates
Jelynne LeBlanc Burley
William B. Burnett
Ed Grier
Dan J. Hill
Robert J. Munch
W. Grady Rosier
Martin Salinas Jr.
Suzanne Wade
Schedule IV

EXHIBIT A-1

FORM OF OPINION OF SIDLEY AUSTIN LLP

1.
Each of the Partnership Entities is validly existing as a limited partnership, limited liability company or corporation, as applicable, and in good standing under the laws of the State of Delaware. Each of the Partnership Entities has the limited partnership, limited liability company or corporate power and authority, as the case may be, under the laws of the State of Delaware to carry on its business and own or lease its properties as described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

2.
NuStar Holdings is the sole member of NuStar GP, with a 100% membership interest in NuStar GP, such membership interest has been duly authorized and validly issued in accordance with the NuStar GP LLC Agreement and is fully paid (to the extent required by the NuStar GP LLC Agreement) and is nonassessable (except as such nonassessability may be affected by Section 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and NuStar Holdings owns such membership interest free and clear of all liens in respect of which a uniform commercial code financing statement naming NuStar Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware as of the UCC Search Date.

3.
NuStar GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement; and NuStar GP owns such general partner interest free and clear of all liens in respect of which a uniform commercial code financing statement naming NuStar GP as debtor is on file in the office of the Secretary of State of the State of Delaware as of the UCC Search Date.

4.
NuStar Holdings is the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and NuStar Holdings owns such limited partner interest free and clear of all liens in respect of which a uniform commercial code financing statement naming NuStar Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware as of the UCC Search Date.

5.
The General Partner is the sole general partner of the Partnership with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the NuStar Energy Partnership Agreement and the General Partner owns such general partner interest free and clear of all liens in respect of which a uniform commercial code financing statement naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware as of the UCC Search Date.

6.
The Underwriting Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

7.
The Units have been duly authorized on behalf of the Partnership for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Partnership pursuant to the Underwriting Agreement against payment by the Underwriters of the purchase price set forth therein, will be validly issued, fully paid (to the extent required by the NuStar Energy Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

8.
Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) there are no outstanding options, warrants or other rights to purchase, or any restrictions upon the voting or transfer of, agreements or other obligations requiring any Partnership Entity to issue or rights to convert any securities into or exchange any securities for any equity interest of any Partnership Entity, in each case, under any Organizational Document of such Partnership Entity or any Applicable Agreement, (ii) there are no preemptive rights or other similar rights to subscribe for or purchase any equity interest of any Partnership Entity under any Organizational Document of such Partnership Entity or any Applicable Agreement and (iii) no Person has the right, which has not been waived, under any Organizational Document or any Applicable Agreement to require the registration under the Securities Act of any sale of securities issued by the Partnership, by reason of the filing or effectiveness of the Registration Statement or the issuance and sale of the Units as contemplated in the Underwriting Agreement.
Exhibit A-1-1

9.
The NuStar GP LLC Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of the sole member of NuStar GP and is enforceable against the sole member of NuStar GP in accordance with its terms.

10.
The General Partner Partnership Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of the signatories thereto and is enforceable against the signatories thereto in accordance with its terms.

11.
The NuStar Energy Partnership Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of the General Partner and is enforceable against the General Partner in accordance with its terms.

12.
The statements made in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Description of NuStar Energy Common Units,” “Description of NuStar Energy Preferred Units,” “Cash Distributions,” “Conflicts of Interest and Fiduciary Responsibilities,” “The Partnership Agreement” and “Investment in NuStar Energy by Employee Benefit Plans,” to the extent such statements purport to describe certain provisions of NuStar Energy Partnership Agreement or legal matters referred to therein and reviewed by us as described above, accurately describe such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein.

13.
The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Material Tax Considerations” and “Material U.S. Federal Income Tax Consequences,” to the extent such statements purport to describe matters of United States federal income tax law and regulations, accurately describe such provisions in all material respects, subject to the qualifications and assumptions stated therein.

14.
Neither (i) the execution and delivery of the Underwriting Agreement by the Partnership Parties nor (ii) the issuance and sale by the Partnership of the Units to the Underwriters pursuant to the Underwriting Agreement (A) violated, violates or will violate the Organizational Documents of any of the Partnership Entities, (B) resulted, results or will result in a breach of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any Applicable Agreement, (C) created, creates or will create any security interest in, or lien upon, any of the property or assets of any Partnership Entity pursuant to any Applicable Agreement, (D) violated, violates or will violate any terms or provisions of (i) any applicable laws of the State of New York, (ii) any applicable federal laws of the United States of America, (iii) the Delaware General Corporation Law (“DGCL”), (iv) the Delaware LP Act, (v) the Delaware LLC Act or (vi) any applicable laws of the State of Texas.

15.
No Governmental Approval (as defined below) which has not been obtained or made and is not in full force and effect, was or is required for (i) the execution and delivery of the Underwriting Agreement by the Partnership Parties, or (ii) the issuance and sale of the Units by the Partnership to the Underwriters pursuant to the Underwriting Agreement, or performance by the Partnership of its obligations thereunder. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or order of any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware, the State of Texas or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) the DGCL, (iii) the Delaware LP Act, (iv) the Delaware LLC Act, (v) applicable federal laws of the United States of America or (vi) applicable laws of the State of Texas.
Exhibit A-1-2

16.
None of the Partnership Parties is, and immediately after giving effect to the issuance and sale of the Units and the application of the proceeds therefrom as described in the Preliminary Prospectus and the Prospectus under the caption “Use of Proceeds” none of them will be, required to be registered as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “40 Act”).

In acting as special counsel to the Partnership in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm for the Partnership, your counsel and your representatives, at which conferences certain contents of the Registration Statement, the Preliminary Prospectus and the Prospectus and related matters were discussed. Although we are not passing upon or assuming responsibility for, the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Preliminary Prospectus, the Prospectus or the Incorporated Documents and have made no check or verification thereof (except as and to the extent set forth in paragraphs 12 and 13 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Partnership Parties), (a) we confirm to you that, in our opinion, each of the Registration Statement (including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that is deemed, pursuant to Rule 430B(f) of the Rules and Regulations, to be part of and included in the Registration Statement), as of August 8, 2023, the Preliminary Prospectus, as of 6:45 p.m. Eastern Time on August 8, 2023 (the “Applicable Time”), and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations for registration statements on Form S-3 or related prospectuses, as the case may be (except that in each case we express no opinion as to Regulation S-T), (b) we are not aware of any documents that are required to be filed as exhibits to the Registration Statement or any of the Incorporated Documents and are not so filed or of any documents that are required to be described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any of the Incorporated Documents and are not so described and (c) furthermore, no facts have come to our attention that have caused us to believe that, insofar as is relevant to the offering of the Units  (i) the Registration Statement, at the time it became effective, or the Registration Statement (including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that is deemed, pursuant to Rule 430B(f) of the Rules and Regulations, to be part of and included in the Registration Statement), at August 8, 2023, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Preliminary Prospectus, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that we did not participate in the preparation of the Incorporated Documents and that we express no opinion, statement or belief in this letter with respect to (A) the historical financial statements and related schedules, including the notes and schedules thereto and the auditor’s reports thereon or any other financial or accounting data, included or incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus, the Prospectus or any Incorporated Document, (B) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or the Incorporated Documents, (C) any trustee’s statement of eligibility on Form T-1 and (D) assessments of, and reports on, the effectiveness of internal controls over financial reporting.
Exhibit A-1-3

EXHIBIT A-2

FORM OF OPINION OF AMY L. PERRY

1. Qualification of Certain Entities.  Each of the entities listed on Annex I to this opinion is duly qualified or registered to do business and is in good standing as a limited partnership or limited liability company, as applicable, in each jurisdiction set forth opposite its name on Annex I to this opinion.

2. Ownership of NuStar Logistics, L.P. The Partnership owns directly or indirectly 100% of the outstanding partnership interests in NuStar Logistics, L.P.; such partnership interests have been duly authorized and validly issued in accordance with the applicable Principal Subsidiary Operative Documents; and the Partnership and the direct owner, if applicable, of such partnership interests owns such partnership interests free and clear of all liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or NuStar GP, Inc., as applicable, as debtor is on file as of July 25, 2023.

3. Outstanding Common Units. The Common Units outstanding as of the date hereof have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption “The Partnership Agreement—Limited Liability”).

The opinions set forth in paragraph 1 above with respect to the due qualification and registration and good standing of the entities listed on Annex I to this opinion are based solely upon our review of certificates and other communications from the appropriate public officials of the applicable jurisdictions of qualification or registration.

In addition, I, or other attorneys under my supervision, have participated in conferences with officers and other representatives of the Partnership Parties, the independent registered public accounting firm of the Partnership, your counsel and your representatives at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus (in each case, including the documents incorporated by reference therein) and related matters were discussed and, although I have not independently verified and I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing (relying with respect to factual matters to the extent I deem appropriate upon statements by officers and other representatives of the Partnership Parties), (a) I am not aware of any legal or governmental proceedings pending or threatened to which the Partnership or any of its subsidiaries is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any of the documents incorporated by reference therein and are not so described and (b) no facts have come to my attention that led me to believe that (A) the Registration Statement (including the documents incorporated by reference therein), as of the date it became effective and the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Pricing Disclosure Package (including the documents incorporated by reference therein), as of 6:45 p.m. New York City time on August 8, 2023, included an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) the Prospectus (including the documents incorporated by reference therein), as of its date and the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that I express no opinion, statement or belief with respect to: (i) the historical financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon; (ii) any other financial or accounting data, included or incorporated by reference in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus; and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference therein.
Exhibit A-2-1

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

Barclays Capital Inc.
Citigroup Global Markets Inc.

As Representatives of the several
Underwriters named in Schedule I attached hereto

c/o Barclays Capital Inc.
745 7th Avenue
New York, New York 10020

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

August 8, 2023

Ladies and Gentlemen:

The undersigned understands that you (the “Representatives”) and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units (the “Common Units”) representing limited partner interests in NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Representatives on behalf of the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause, or otherwise attempt to cause, to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the final prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (1) sales of Common Units to the Partnership to satisfy tax withholding obligations under (x) the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, amended and restated as of January 28, 2016, as further amended by the First Amendment to the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan, dated as of February 7, 2018 or (y) the Amended and Restated NuStar Energy L.P. 2019 Long-Term Incentive Plan, amended and restated as of April 27, 2023 (provided that any report filed under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with such transaction shall indicate that the disposition was the result of tax withholding), (2) bona fide gifts of Common Units; provided that it shall be a condition to any transfer pursuant to this clause (2) that (a) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement to the same extent as if the transferee/donee were a party hereto and (b) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period, or (3) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Units, provided that such plan does not provide for the transfer of Common Units during the Lock-Up Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be voluntarily made by or on behalf of the undersigned or the Partnership and to the extent any such announcement or filing is required to be made, such announcement or filing shall include a statement to the effect that no transfer of Common Units may be made during the Lock-Up Period in contravention of this Lock-Up Agreement.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

It is understood that, if the Partnership notifies the Representatives that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from its obligations under this Lock-Up Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

This Lock-Up Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Common Units to the Underwriters or (2) August 28, 2023, in the event that the Underwriting Agreement has not been executed by that date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Yours very truly,

Name: